Exhibit 99.1

PAINCARE REPORTS ON KEY CORPORATE DEVELOPMENTS

CEO Comments on Company’s Restructuring, Recovery and Revitalization

ORLANDO, Fla. – (PR NEWSWIRE) – October 3, 2007 – Randy Lubinsky, CEO of PainCare Holdings, Inc. (AMEX:PRZ), one of the nation’s leading providers of pain-focused medical and surgical solutions and services, today issued the following corporate update detailing recent developments that are expected to positively impact and support the Company’s refined long term growth strategy. Specifically, Lubinsky stated:

“We have succeeded in implementing a series of important restructuring initiatives that have now positioned us to direct our focus on the ongoing recovery and planned revitalization of PainCare. Central to our corporate restructuring plan, PainCare completed the divestitures of its Ambulatory Surgery Centers (ASCs) located in Maryland and South Florida, generating more than $29 million in cash and debt relief and providing for $2.3 million in potential earn-out provisions over the next couple of years. Moreover, as a consequence of selling the ASCs, we succeeded in reducing our outstanding debt obligations to our senior lender from $30 million to $8.5 million, thus materially strengthening our balance sheet. Further, we remain in active discussions with our senior lender to resolve the remaining debt balance, and recently received a six-month forbearance on the associated note. Details related to this forbearance agreement, may be found in a Form 8-K that will be filed with the SEC in the next several days.

“In tandem with the sale of our ASCs, PainCare also initiated an in-depth review of our Practice Management Group. This evaluation process resulted in our election to either close or sell back to the original shareholder physician 10 of the 20 practices that comprised our former national network. The collective impact of this restructuring of our network of affiliated practices should yield PainCare a much stronger operating platform in 2008 and beyond. Although we may yet divest two more practices, which will be determined prior to year end, we plan to distinguish all remaining practices as nationally recognized Centers of Excellence for the delivery of state-of-the-art pain care and treatment.

“We have also been working to support those business interests that, on a moving forward basis, will serve as true driving forces behind PainCare’s revitalization efforts.

“These include Caperian, Inc., a wholly-owned subsidiary of PainCare, whose mission is to create and drive value through development of commercial medical real estate projects on a national basis, including surgery centers, medical buildings and specialty hospitals and clinics.

“Integrated Pain Solutions (IPS), another wholly-owned subsidiary, has been gaining considerable traction in its effort to emerge as the nation’s first managed services organization solely dedicated to improving care and reducing costs associated with the treatment of pain. Since first launching operations in early 2007, IPS has made progress in ramping up its infrastructure and beginning the transformation from a development stage to a revenue generating company. To date, IPS has established provider networks in Colorado, Florida, Illinois, Michigan, New Jersey and Tennessee (with plans to expand into Alabama, California, Georgia, New York, Ohio, Pennsylvania and Texas over the next six to nine months), and has begun implementation of its contract with Coalition America, the nation’s leader in medical claim savings.

“In addition to directing growth in our Practice Management Group, Caperian and IPS, PainCare is also exploring opportunities to leverage our national reputation and medical marketing expertise to promote the creation of additional revenue channels for our Company.

“In closing, it is our greatest hope that the recovery underway at PainCare will help to ultimately revitalize shareholder confidence in our Company. PainCare’s longstanding investors, Midsummer Capital and Islandia, increased its investment in our Company by way of a $2 million equity placement, helping to provide cash resources needed to support our operations. Specific terms and conditions of this equity transaction, which closed on Tuesday of this week and involved the issuance of both common shares and warrants, will be detailed in a related Form 8-K to be filed with the SEC in the next several days.

“To those shareholders who have stood by us through the many challenges we’ve endured and overcome over the past two years, I’d like to once again extend my thanks for your ongoing support,” concluded Lubinsky.

About PainCare Holdings, Inc.

Headquartered in Orlando, Florida, PainCare Holdings, Inc. is one of the nation’s leading providers of pain-focused medical and surgical solutions and services. Through its proprietary network of acquired or managed physician practices, and in partnership with independent physician practices and medical institutions throughout the United States and Canada, PainCare is committed to utilizing the most advanced science and technologies to diagnose and treat pain stemming from neurological and musculoskeletal conditions and disorders.

Through its wholly owned subsidiary, Caperian, Inc., PainCare offers medical real estate and development services. Through Integrated Pain Solutions, the Company is engaged in pioneering the nation’s first managed services organization that offers a multi-disciplinary healthcare network focused on the treatment of pain. For more information on PainCare Holdings, please visit www.paincareholdings.com.

This press release contains forward-looking statements that may be subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management’s current expectations or beliefs as well as assumptions made by, and information currently available to, management. These forward-looking statements, which may include statements regarding our future financial performance or results of operations, including expected revenue growth, cash flow growth, future expenses, future operating margins and other future or expected performance, are subject to the following risks: the acquisition of businesses or the launch of new lines of business, which could increase operating expenses and dilute operating margins; the inability to attract new patients by our owned practices, the managed practices and the limited management practice; increased competition, which could lead to negative pressure on our pricing and the need for increased marketing; the inability to maintain, establish or renew relationships with physician practices, whether due to competition or other factors; the inability to comply with regulatory requirements governing our owned practices, the managed practices and the limited management practices; that projected operating efficiencies will not be achieved due to implementation difficulties or contractual spending commitments that cannot be reduced; and to the general risks associated with our businesses.

In addition to the risks and uncertainties discussed above you can find additional information concerning risks and uncertainties that would cause actual results to differ materially from those projected or suggested in the forward-looking statements in the reports that we have filed with the Securities and Exchange Commission. The forward-looking statements contained in this press release represent our judgment as of the date of this release and you should not unduly rely on such statements. Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this press release. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in the filing may not occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements.

FOR MORE INFORMATION, PLEASE CONTACT:

Media Relations

Suzanne Beranek at 407.475.0763 or via email at

suzanne@beranekcommunications.com

FOR MORE INFORMATION, PLEASE CONTACT:

Dodi Handy, President and CEO, or Daniel Conway, Chief Strategist

Elite Financial Communications Group

407-585-1080 or via email at prz@efcg.net